Appendix N

                                PRE-IPO AGREEMENT

     THIS AGREEMENT, made as of March 30, 1996 by and between INDUSTRY MORTGAGE COMPANY, L.P., a Delaware Limited Partnership (the "Partnership") and each of the persons identified on the signature page hereof as Limited Partners (the "Limited Partners");

                                   WITNESSETH:

     The following facts constitute the background for this Agreement:

     A. The Partnership is in need of raising additional working capital for its general business needs and has determined that it will have access to capital on the most efficient basis if it conducts an initial public offering ("IPO") of equity interest in the Partnership or its successor organization which is registered under the Securities Act of 1933 (the "Act").

     B. Prior to effecting an IPO, the Partnership will engage in a conversion (the "Roll-Up") as a result of which all persons owning an equity interest in the Partnership will exchange their partnership interests for shares of common stock ("Shares") of IMC Mortgage Company, a Florida corporation (the "Holding Company").

     C. Each of the Limited Partners (or an affiliate of such Limited Partner, called "Related Commitment Party") has an obligation under Section 10.5(a) of the Third Amended and Restated Agreement of Limited Partnership of the Partnership dated November 1, 1995, as amended (the "Partnership Agreement") to sell to the Partnership a minimum dollar amount of Partnership has determined that the ability to achieve a fair value for the sale of the Shares will be materially enhanced if the Limited Partners or Related Commitment Parties double their Mortgage Loan sale Commitments to the Partnership, and the Partnership wishes to provide their Mortgage Loan Sale Commitments to the Partnership, and the Partnership wishes to provide an incentive for such parties to do so by creating an option pool in which those Limited partners which (or the Related Commitment Parties which) double their Mortgage Loan Sale Commitment will be eligible to participate.

     D. The Partnership wishes to provide a mechanism for those partners (and ContiTrade Service Corporation, "Conti") who wish to sell a portion of the Shares which they receive in the Roll-up in the IPO and a mechanism for those partners wishing to increase the number of Shares held by them to do so. The Partnership also wishes to obtain a "lock-up" agreement limiting the sales of Shares by the Limited Partners after the IPO.

     NOW, THEREFORE, in consideration of the mutual benefits to be derived herefrom, the parties hereto agree that the background facts set forth above are true and correct and do further agree as follows:

     1. Roll-Up. Prior to the IPO, each of the Limited Partners hereby agrees to contribute all of such Limited Partners interests in the Partnership to the Holding company in a transaction which is intended to qualify as a tax-free exchange pursuant to Section 351 of the Internal Revenue Code of 1986, as amended, in exchange for which each Limited Partner shall receive a number of Shares of the Holding Company which is equivalent to the interest of such Limited Partner in the Partnership prior to the Roll-Up. An approximation of the Shares of the Holding Company to be issued in the Roll-Up is shown on Exhibit A hereto. Each Limited partner acknowledges that the Shares may not be transferred except (a) pursuant to an effective registration statement under the Act and any applicable state securities laws, or (b) upon receipt by the Holding Company of an opinion of counsel, which counsel and opinion of counsel shall be reasonable satisfactory to the Holding Company, to the effect that such transfers are exempt from registration under the Act and such state securities laws.

     2. Commitment. Each Limited Partner or Related commitment Party, as the case may be, does hereby agree that effective upon the IPO and continuing for a period of five years thereafter, (I) such person's Mortgage Loan Sale Commitment shall run in favor of the Holding Company and, (ii) unless otherwise expressly indicated to the contrary on the applicable signature page attached hereto, shall be double the monthly amount of such person's Mortgage Loan Sale Commitment as of this date. Each Limited Partner, or Related commitment Party, as the case may be, acknowledges that that person's Mortgage Loan Sale Commitment is of material value to the Holding Company and the failure to meet that commitment will give rise to damages in favor of the Holding Company. At the expiration of the five-year period applicable to such person's Mortgage Loan Sale Commitment, the Mortgage Loan Sale Commitment shall terminate and be of no further force and effect unless extended by the express agreement of such perosn. The Related Commitment Parties, by signing this Agreement, agree to be bound by all provisions hereof relating to them.

     3. Incentive Options.

          (a) Eligible Shareholders. Each Limited Partner, or Related Commitment Party, as the case may be, which agrees to double that person's Mortgage Loan Sale Commitment, and only those Limited Partners, or Related Commitment Parties, as the case may be, so agreeing, will be eligible to participate in the Holding Company's "Incentive Option Pool" (as hereafter defined) (the "Eligible Shareholders").

          (b) Incentive Options Pool. The "Incentive Option Pool" shall consist of options to acquires 200,000 Share at the price paid for Shares by the public in the IPO (the "Share Price"). Each calendar quarter beginning with calendar quarter ending September 30, 1996, and continuing for each consecutive calendar quarter thereafter in which the Mortgage Loan Sale Commitments are in effect, the Holding Company will make available to Eligible

Shareholders, options to acquire 10,000 Shares (the "Incentive Options") at the Share Price. The Incentive Options shall be granted to such eligible
Shareholders which exceed their Mortgage Loan Sale Commitments for each month during the quarter then ending ("Qualifying Eligible Shareholder") in proportion to the dollar amount by which each such Qualifying Eligible Shareholder has exceeded its Mortgage Loan Sale Commitment. The number of Incentive Options granted to each Qualifying Eligible Shareholder each calendar quarter shall be determined by multiplying 10,000 Incentive Options by a formula, the numerator of which is the dollar amount of loans sold by such Qualifying Eligible
Shareholder to the Holding Company in excess of such Qualifying Eligible Shareholder's Mortgage Loan Sale Commitment for that calendar quarter, and the denominator of which is the aggregate of the amounts sold by all Qualifying Eligible Shareholders in that calendar quarter to the Holding company in excess of their respective Mortgage Loan Sale Commitments. By way of example, if only one Qualifying Eligible Shareholder exceeded that Qualifying Eligible Shareholder's Mortgage Loan Sale Commitment to the Partnership, that Qualifying Eligible Shareholder would receive all 10,000 Incentive Options for the quarter in question. By way of further example, if ten Qualifying Eligible Shareholder (whether their Mortgage Loan Sale Commitments were $1 million per month or $2 million per month), each exceeded their respective Mortgage Loan Sale Commitment by an equal amount, then each would receive 1,000 Incentive Options for the calendar quarter in question. Each party herein agrees to the establishment of the Incentive Option Pool on the terms set forth in this Agreement.

          (c) Exercise of Incentive Options. Upon, and subject to the conditions set forth herein, each Incentive Option may be exercised in whole or in part by the holder thereof ("Option Holder") at any time for from time to time on or after the date of the grant of such Incentive Option until five years after such grant by written request for the issuance of Shares pursuant to that Incentive Option executed by the Option Holder and delivered to the Holding Company together with payment of an amount equal to the Share Price multiplied by the number of Shares as to which Incentive Options are then being exercised by such Option Holder. Any transfer of an Incentive Option and any transfer of any Share obtained by an Option Holder in exercise of that Option Holder's Incentive Option is subject to the requirement that such Incentive Options, or Shares, as the case may be, be registered under the Act and applicable state securities laws or that the Holding Company has received an opinion of counsel, which counsel and option must be satisfactory to Holding Company, that such transfer is exempt from registration under such laws. All certificates evidencing Shares obtained in exercise of an Incentive Option shall bear an appropriate legend reflecting such restrictions on its transfer.

     4. Restriction on Sale of Shares.

          (a) Lock-Up. Each Limited Partner agrees that all shares received by such Limited Partner in the roll-Up and all shares received by such Limited Partner in exercise of an Incentive Option shall be restricted so that each Limited Partner agrees that except with the Holding Company's prior written consent, such Limited Partner will not offer for sale, sell, or grant any options, rights or warrants with respect to any shares held by such Limited Partner or of any other capital stock, securities or instruments convertible into or exchangeable for shares, such other capital stock or other securities, instruments, options or rights convertible into or exchangeable for or otherwise exercisable for Shares (collectively called, "Restricted Transfers") for a period of five years following the IPO except as follows:

          (i) such Shares as are sold in the IPO with the permission of the Holding company which, as to all Limited Partners and ContiTrade Services Corporation ("Conti") (which holds an option to acquire Shares), in the aggregate will not exceed $10 million worth of such Shares or such other amount as is acceptable to the underwriters in such IPO;

          (ii) such Shares as are permitted by the Holding Company to be sold in a secondary offering; and

          (iii)each Limited Partner and Conti may sell such Shares as are permitted to be sold under SEC Rule 144 without registration after the expiration of two (2) years following the Roll-Up, provided, however, that the right to engage in Restricted Transfers pursuant to this subclause (iii) shall be suspended following any secondary offering during such lock-up period as is required by the underwriters in connection with any such secondary offering.

Notwithstanding the foregoing, Restricted Transfers shall not include charitable contributions or transfers to family members or trusts without consideration for estate planning purposes of such common stock and other capital stock, securities and instruments during the restricted period.

          (b) Priority. all parties hereto agree that the needs of the Holding Company to raise funds in the IPO are paramount to the needs of any Limited Partner to sell shares in the IPO. Accordingly, to the extent the managing underwriter for the IPO advises the Holding Company in writing that, in its opinion, the number of Shares requested to be included in such registration by the holders hereof exceeds the number of such Shares which can be sold in an orderly manner in such offering within a price range acceptable to the Holding company (the "Sale Number"), the Holding Company will include (i) first all securities of the Holding

Company that the Holding company  proposes to register for its own account;  and
(ii) second, to the extent the number of securities of the Holding company to be included by the Holding company is less than the Sale Number, a number of additional Shares equal to such difference with such difference being allocated among all Limited Partners and others wishing to sell Shares through such registration pro rata.

          (c) First Refusal. If any Limited Partner receives a bona fide offer from a proposed purchaser of such Limited Partner's Shares ("Proposed Purchaser") in connection with the proposed sale of such Limited Partner's Shares in a private placement, then such Limited Partner will give the company written notice (the "First Refusal Notice") of the identity of the Proposed Purchaser and the terms of the proposed purchase providing a copy of the offer in writing. The Company shall have ten (10) business days from the receipt of the First Refusal Notice (the "Response Period") to advise such Limited partner if the Company (or its designee) wishes to acquire such Shares on the same terms as set forth in the First Refusal Notice. If the Company (or is designee), elects to acquire the Shares, then such Limited Partner shall sell to the Company (or is designee), and the Company (or its designee) shall purchase from such Limited Partner within thirty (30) days of responding to such Limited Partner such Shares on such terms. If the Company (or its designee) does not elect to purchase such Shares as described above, then such Limited Partner may sell such Shares to the person on the terms provided in the first Refusal Notice at any time for ninety (90) days after the expiration of the Response Period. If the transaction does not occur within such ninety-day period, then any sale thereafter shall again be subject to the right of the first refusal provided for herein.

     5. Exchange of Shares: Sale on IPO.

          (a) Exchange of Shares. The Partnership wishes to arrange a mechanism for those Limited Partners wishing to increase or decrease their holdings in shares to be able to do so up to ten percent (10%) of each Limited Partner's (or Conti's) interest. Accordingly, prior to the IPO, the Holding Company will contact each Limited Partner to obtain from each a statement as to whether that person wishes to (i) buy more interests in the Holding Company, (ii) sell 10% of its interests, or (iii) do neither. Any purchase or sale would be at a price per share equal to the net amount to be received by the Holding Company in the IPO (approximately 93% of the price at which such Shares are sold to the public). To the extent possible, the Holding company will seek to cross-match Limited Partners wishing to acquire more shares with those Limited Partners seeking to sell Shares.

          (b) Net Shares Sought. In the event there are more Shares sought to be acquired by Limited Partners than sought to be sold by Limited Partners and Conti, then those partners seeking to acquire more Shares will receive a pro rata portion (calculated based upon the dollar amount each such partner sought to acquire) of all Shares being sold by Limited Partners.

          (c) Net Shares to be Sold. In the event there are more Shares sought to be sold by Limited Partners and Conti than other Limited Partners wish to purchase, then the net amount of such excess ("Excess Shares") shall be offered for sale in the IPO, provided, however, that the maximum aggregate dollar amount of such Excess Shares to be registered and sold in the IPO shall not exceed $10 million or such other amount as shall be specified by the underwriters in such IPO (the "Secondary Share IPO Sale Amount"). In the event the total Excess Shares exceed the amount which can be sold in the IPO described above, then each Limited Partner (and Conti) shall be permitted to sell in the IPO its pro rata portion of the Shares sold in the IPO calculated by multiplying the dollar amount each Limited Partner (and Conti) wishing to sell Shares in the IPO has offered for sale by a formula, the numerator of which is the dollar amount of the Shares being offered by all Limited Partners (and Conti) who have expressed a desire to sell Shares in the IPO. If each Limited Partner wishing to sell ten percent (10%) of such person's Shares is able to do so through exchange with other Limited Partners or sale in the IPO, or both, than any remaining Secondary Share IPO Sale Amount may be made up by sales by Conti.

     6. Power of Attorney. For the purposes of facilitating the Roll-Up and the IPO, each Limited Partner is simultaneously herewith executing and delivering to the Partnership the Power of Attorney attached hereto as Exhibit A ("Power of Attorney") which Power of Attorney shall be coupled with an interest and irrevocable during the term of this Agreement.

     7. Agreement Term. This Agreement shall be effective on the date hereof and shall terminate on the first to occur of (i) five years from March, 1996, or
(ii) the occurrence of December 31, 1996 without a closing of the sale of the Shares pursuant to an IPO having previously occurred.

     8. Miscellaneous.

          (a) Captions. Section titles or captions contained in this Agreement are inserted for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provision hereof.

          (b) Governing Law. This Agreement and the rights of the parties hereunder shall be governed and interpreted in accordance with the laws (excluding conflicts of law provisions) of the State of Florida.

          (c) Binding Effect. Except as otherwise provided, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their legal representatives, heirs, administrators, executors, successors and assigns.

          (d) Indemnification. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural and all pronouns stated in either the masculine or neuter gender shall include the masculine, the feminine and the neuter.

          (e) Separability. If any provision of this Agreement, or the application of such provision to any persons or circumstance shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby and shall continue to be binding and in force.

          (f) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. In addition, this Agreement may contain more than one counterpart of each signature page, and this Agreement may be executed by the affixing of the signature of the parties hereto to one or more of such counterpart signature pages and all of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written to be effective such date.

                                         GENERAL PARTNER:
                                         ----------------

                                         INDUSTRY MORTGAGE COMPANY,
                                         L.P.

                                         By:____________________________________
                                         George Nicholas,
                                         Chief Executive Officer

                                         Limited Partners:
                                         -----------------

                                         _______________________________________
                                         George Nicholas

                                         _______________________________________
                                         Kenneth J. Reilly

                                         _______________________________________
                                         Timothy W. Griffin

                                         _______________________________________
                                         Thomas G. Middleton

                                         _______________________________________
                                         Norman D. Perry

                                         _______________________________________
                                         Susan W. McCarthy


                                         BRANCHVIEW, INC.

                                         By:____________________________________
                                            Print Name:_________________________
                                            Its_________________________________


                                         JRJ ASSOCIATES

                                         By:____________________________________
                                            Print Name:_________________________
                                            Its_________________________________
                                                The  foregoing  Limited  Partner
                                                agrees  to double  its  Mortgage
                                                Loan Sale Commitment unless this
                                                sentence  is struck  through and
                                                initialed    by   such   Limited
                                                Partner


                                         CITYSCAPE CORP.

                                         By:____________________________________
                                            Print Name:_________________________
                                            Its_________________________________
                                                The  foregoing  Limited  Partner
                                                agrees  to double  its  Mortgage
                                                Loan Sale Commitment unless this
                                                sentence  is struck  through and
                                                initialed    by   such   Limited
                                                Partner

                                         INVESTAID CORPORATION

                                         By:____________________________________
                                            Print Name:_________________________
                                            Its_________________________________
                                                The  foregoing  Limited  Partner
                                                agrees  to double  its  Mortgage
                                                Loan Sale Commitment unless this
                                                sentence  is struck  through and
                                                initialed    by   such   Limited
                                                Partner


                                         MORTGAGE AMERICA

                                         By:____________________________________
                                            Print Name:_________________________
                                            Its_________________________________
                                                The  foregoing  Limited  Partner
                                                agrees  to double  its  Mortgage
                                                Loan Sale Commitment unless this
                                                sentence  is struck  through and
                                                initialed    by   such   Limited
                                                Partner


                                         INVESTORS MORTGAGE, a
                                         Washington Limited Partnership

                                         By:____________________________________
                                            Print Name:_________________________
                                            Its_________________________________
                                                The  foregoing  Limited  Partner
                                                agrees  to double  its  Mortgage
                                                Loan Sale Commitment unless this
                                                sentence  is struck  through and
                                                initialed    by   such   Limited
                                                Partner


                                         AMERICAN INDUSTRIAL LOAN
                                         ASSOCIATION

                                         By:____________________________________
                                            Print Name:_________________________
                                            Its_________________________________
                                                The  foregoing  Limited  Partner
                                                agrees  to double  its  Mortgage
                                                Loan Sale Commitment unless this
                                                sentence  is struck  through and
                                                initialed    by   such   Limited
                                                Partner

                                         EQUITYSAFE, a Rhode Island General
                                         Partnership: By Its General Partner:

                                         By:____________________________________
                                            Print Name:_________________________
                                            Its_________________________________
                                                The  foregoing  Limited  Partner
                                                agrees  to double  its  Mortgage
                                                Loan Sale Commitment unless this
                                                sentence  is struck  through and
                                                initialed    by   such   Limited
                                                Partner


                                         TMS MORTGAGE, INC.

                                         By:____________________________________
                                            Print Name:_________________________
                                            Its_________________________________
                                                The  foregoing  Limited  Partner
                                                agrees  to double  its  Mortgage
                                                Loan Sale Commitment unless this
                                                sentence  is struck  through and
                                                initialed    by   such   Limited
                                                Partner


                                         EQUITY MORTGAGE, a Maryland
                                         Limited Partnership

                                         By:____________________________________
                                            Print Name:_________________________
                                            Its_________________________________
                                                The  foregoing  Limited  Partner
                                                agrees  to double  its  Mortgage
                                                Loan Sale Commitment unless this
                                                sentence  is struck  through and
                                                initialed    by   such   Limited
                                                Partner

                                         PORTFOLIO PLACEMENT PARTNERS

                                         By:____________________________________
                                            Print Name:_________________________
                                            Its_________________________________
                                                The  foregoing  Limited  Partner
                                                agrees  to double  its  Mortgage
                                                Loan Sale Commitment unless this
                                                sentence  is struck  through and
                                                initialed    by   such   Limited
                                                Partner

                                         _______________________________________
                                         GERALD S. LILIENFIELD

                                         and his Related Commitment Party:

                                         FIRST GOVERNMENT MORTGAGE
                                         AND INVESTORS CORPORATION

                                         By:____________________________________
                                            Print Name:_________________________
                                            Its_________________________________
                                                The  foregoing  Limited  Partner
                                                agrees  to double  its  Mortgage
                                                Loan Sale Commitment unless this
                                                sentence  is struck  through and
                                                initialed    by   such   Limited
                                                Partner


                                         _______________________________________
                                         JOEL E. FURST


                                         _______________________________________
                                         STAN L. FURST

                                         and their Related Commitment party:

                                         NEW JERSEY MORTGAGE &
                                         INVESTMENT CORP.

                                         By:____________________________________
                                            Print Name:_________________________
                                            Its_________________________________
                                                The  foregoing  Limited  Partner
                                                agrees  to double  its  Mortgage
                                                Loan Sale Commitment unless this
                                                sentence  is struck  through and
                                                initialed    by   such   Limited
                                                Partner

                                    EXHIBIT A

                                POWER OF ATTORNEY
                                -----------------

     The Undersigned is a Limited Partner (the "Limited Partner') of Industry Mortgage Company, L.P., a Delaware Limited Partnership (the "Partnership"). The Partnership proposes to go public through (i) the transfer by its partners of all their interests in the Partnership to Industry Mortgage Company, Inc.), a Florida corporation (the "Company") (the "Reorganization"), and (ii) an initial public offering by the Company (the "IPO") of shares of its common stock (the "Common Stock"), all as described in that certain Pre-IPO Agreement (the "Agreement") among the partners dated as of March _, 1996. In order to facilitate the consummation of the transactions described in the Agreement, the Limited Partner hereby appoints Industry Mortgage Corporation, a Delaware corporation and the general partner of the Partnership (the "Attorney-in-Fact"), as the Limited Partner's true and lawful attorney-in-fact, with full power of substitution, to act in the name and on behalf of the Limited Partner:

     (a) To execute any and all consents and exercise any and all voting rights of the Limited Partner as a partner of the Partnership that may be necessary or advisable in order to consummate the Reorganization and the IPO,

     (b) To execute such assignments and other instruments that may be necessary or advisable in order to effect the transfer by the Limited Partner in the Reorganization of all its right, title and interest as a Limited Partner in the Partnership to the Company in exchange for shares of Common Stock of the Company that immediately following issuance constitute the same percentage interest in the Company as the Limited Partner's total ownership interest in the Partnership immediately prior to such transfer; and

     (c) To execute such other documents and take such other actions as the Attorney-in-Fact may determine, on the advice of counsel, are necessary or advisable in order to consummate the Reorganization and the IPO.

     In the event that the Limited Partner intends to sell in the IPO a portion of the shares of Common Stock that it receives from the Company in the Reorganization, in the amount agreed to by the Limited Partner and the Company (the "Sale Shares"), the Limited Partner (hereinafter referred to as a "Selling Security Holder") hereby appoints the Attorney-iii-Fact as the Selling Security Holder's true and lawful attorney-in-fact, with full power of substitution, to act in the name and on behalf of the Selling Security Holder and to execute a custody agreement in favor of such custodian as is acceptable to the Attorney-in-Fact, to authorize such custodian to act in the name of and on behalf of the Selling Security Holder:

     (a) To negotiate, execute, deliver and cause the performance of such agreements with the underwriters for the IPO, custodians, attorneys-in-fact or others as are customarily entered into by persons who are selling shareholders in a public offering, including without limitation an underwriting agreement (the" Underwriting Agreement") providing for the sale of the Sale Shares pursuant to the Form S-1 registration statement as part of the IPO at the same price as the Company agrees in such Underwriting Agreement to sell shares of newly issued Common Stock in the IPO;

     (b) To receive on behalf of the Selling Security Holder the stock certificates for the Common Stock issued to the Selling Security Holder in the Reorganization, to hold such certificates pending the closing of the IPO and to endorse certificates or execute and deliver stock powers, assignments or other documents together with such certificates in order to effect the sale of the Sale Shares to the underwriters pursuant to the Underwriting Agreement;

     (c) To receive payment for the Sale Shares, together with stock certificates representing the shares of Common Stock which the Selling Security Holder will retain following the IPO, for transmission to the Selling Security Holder or to authorize a custodian to transmit the same directly to the Selling Security Holder, in either case promptly following the receipt thereof; and

     (d) To execute such other documents and take such other actions as the Attorney-in-Fact may determine, on the advice of counsel, are necessary or advisable in order to consummate the sale of the Sale Shares pursuant to the Underwriting Agreement.

     The Selling Security Holder hereby represents and warrants, and authorizes the Attorney-in-Fact to represent and warrant to the underwriters in the Underwriting Agreement that:

     (a) The Selling Security Holder has fall right, power and authority to execute and deliver this Power of Attorney,

     (b) The Selling Security Holder has good and valid title to its Limited Partnership interest in the Partnership, free and clear of all liens, claims and encumbrances, and upon delivery of and payment for the Sale Shares pursuant to the Underwriting Agreement, the Underwriters will receive good and valid title thereto free and clear of all liens, claims and encumbrances.

     The Attorney-in-Fact is hereby empowered to determine in its sole discretion the times when, and the purposes for and the manner in which any power granted herein shall be exercised and the terms and conditions of any document which it may execute pursuant hereto. The Attorney-in-Fact may act upon any writing believed by it to be genuine. This Power of Attorney shall be construed in accordance with the internal laws of the State of New York,

     This Power of Attorney is coupled with an interest, is irrevocable and shall survive the death, incapacity or dissolution of the undersigned, provided, however, that if the Reorganization and the IPO are not consummated by December 31, 1996, this Power of Attorney shall terminate automatically.

     IN WITNESS WHEREOF, this Power of Attorney has been executed this _ DAY of March, 1996.


[PLEASE SIGN IN APPROPRIATE 'INDIVIDUAL" OR "CORPORATION' SIGNATURE BLOCK BELOW]


                                IF AN INDIVIDUAL:
                                -----------------

                                         _______________________________________
                                         Print Name:____________________________
                                         as Limited Partner, and if applicable,
                                         as Selling Security Holder

STATE OF________________
COUNTY OF_______________

     The foregoing instrument was acknowledged before me this ________ day of ________________1996, by ______________________________ who did not take an oath and who: (notary MUST check applicable box)

[ ]  is/are personally known to me.
[ ]  produced a current state driver's license as identification.
[ ]  produced _______________________ as identification.

(NOTARY SEAL] MUST BE AFFIXED)

                                  ______________________________________________
                                  Signature of Notary

                                  ______________________________________________
                                  Name of Notary Typed, Printer or Stamped

                                  ______________________________________________
                                  Commission Number (if not legible on seal)

                                  ______________________________________________
                                  My Commission Expires (if not legible on seal)

                                IF A CORPORATION:
                                -----------------

                                        ________________________________________
                                        [corporate name]

                                        By:_____________________________________
                                        Its:____________________________________


                                        ATTEST:

                                        By:_____________________________________
                                        Its:____________________________________

STATE OF________________
COUNTY OF_______________

     The foregoing instrument was acknowledged before me this _________ day of ___________ 1996, by ______________________ the ____________________ of _______,
a ___________ corporation, on behalf of the corporation. Such person did not take an oath and: (notary MUST check applicable box)

[ ]  is/are personally known to me.
[ ]  produced a current state driver's license as identification.
[ ]  produced _____________________________ as identification.

(Notary Seal must be affixed)

                                  ______________________________________________
                                  Signature of Notary

                                  ______________________________________________
                                  Name of Notary Typed, Printer or Stamped

                                  ______________________________________________
                                  Commission Number (if not legible on seal)

                                  ______________________________________________
                                  My Commission Expires (if not legible on seal)